UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April 28, 2004



                               Globix Corporation
             (Exact name of registrant as specified in its charter)



             Delaware                   1-14168                13-3781263
 (State or other jurisdiction of      (Commission            (IRS Employer
          incorporation)              File Number)         Identification No.)


               139 Centre Street,                             10013
               New York, New York
    (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code  (212) 334-8500


          (Former name or former address, if changed since last report)

Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168


Item 5.  Other Events and Required FD Disclosure.
         ---------------------------------------

         On April 28, 2004, Globix Corporation issued a press release announcing its upcoming second quarter investor conference call


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 28, 2004                    Globix Corporation

                                         By:         /s/ Robert M. Dennerlein
                                                         -----------------------
                                                  Name:  Robert M. Dennerlein
                                                  Title: Chief Financial Officer